MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        KPM INVESTMENT MANAGEMENT, INC.
        1700 Lincoln Street, Suite 1300
        Denver, Colorado 80203

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Arthur K. Carlson
        William M. Cole
        Anne J. Mills
        J. William Weeks
        John G. Welles

OFFICERS
        Lacy B. Herrmann, President
        Diana P. Herrmann, Senior Vice President
        Sue McCarthy-Jones, Senior Vice President
        Jerry G. McGrew, Senior Vice President
        Jean M. Smith, Vice President
        Jessica L. Wiltshire, Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        345 Park Avenue
        New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT

DECEMBER 31, 1998


[Logo of Tax-Free Fund of Colorado: a square which contains 3 mountains and a round sun above the first 2 mountains]

TAX-FREE FUND
OF
COLORADO


A TAX-FREE INCOME INVESTMENT


[Logo of Aquila Group of Funds: an eagle's head]

ONE OF THE
AQUILAsm GROUP OF FUNDS

[Logo of Tax-Free Fund of Colorado: a square which contains 3 mountains and a round sun above the first 2 mountains]


SERVING COLORADO INVESTORS FOR OVER A DECADE

TAX-FREE FUND OF COLORADO

ANNUAL REPORT


"THE BEST THINGS IN LIFE CAN BE TAX-FREE"


February 17, 1999

Dear Fellow Shareholder:

            When you compare TAX-FREE municipal bonds with similar maturity high quality taxable U.S. Treasuries, we think it is fair to say, "THE BEST THINGS IN LIFE CAN BE TAX-FREE."

            You may well come out way ahead owning a TAX-FREE bond, since recently the ratio of return on TAXABLE U.S. Treasuries versus TAX-FREE municipals has been running ahead of what has normally been the case.

            What this means to you in dollars and cents is that when you take into consideration the effect of taxes you pay with a TAXABLE bond, you actually get to keep more of your return with the TAX-FREE investment.

            Let us show you the mathematics of how this works out. Let's suppose you purchase a $1,000 15-year U.S. Treasury bond yielding 5% and a $1,000 tax-free municipal bond with a maturity of 15 years yielding 4.4%. Your investments would look as follows*:

                                        U.S. TREASURY      TAX-FREE

               Interest Income          $50.00             $44.00
               Federal Tax Bracket      28%                28%
               Federal Tax Paid         $14.00             $-0-
               Net Income Retained      $36.00             $44.00

            Even though on the surface the U.S. Treasury appears to be yielding higher than the TAX-FREE municipal, once the effect of Federal taxes is taken into consideration, the TAX-FREE investment allows you to keep more money in your pocket. State taxes are not applicable to either investment.

            Obviously, investors in higher income tax brackets will obtain an even greater advantage.

            Given the desirability of making sure you have the right asset allocation with your investment money, the fact that there is an increased supply of high quality municipal bonds and a rising ratio of taxable vs. tax-free bonds, we believe it is fair to say that,

            "THE BEST THINGS IN LIFE CAN BE TAX-FREE."

            This is particularly true considering the high quality of the bonds in Tax-Free Fund of Colorado and the intermediate maturity of the overall portfolio of the Fund. Both these factors lend themselves to the kind of investment that allows you to "sleep well at night."


            You can be assured that all those associated with the management of your investment in Tax-Free Fund of Colorado are consistently working in your best interest. We very much value you as a shareholder and appreciate the confidence you have shown in the Fund.


Sincerely,

Lacy B. Herrmann
Chairman, Board of Trustees


  * The examples given, while realistic, are for illustrative purposes only, are strictly hypothetical in nature and do not represent the performance of any particular investment. For simplicity, a stable net asset value has been assumed over the life of each investment and the effect of dividend reinvestment was not taken into account. Of course, the actual rate of return and share price of a municipal bond fund, such as Tax-Free Fund of Colorado, will fluctuate with general interest rate changes. Thus, redemption price may be more or less than original purchase price.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

            The graph below illustrates the value of $10,000 invested in Class A shares of Tax-Free Fund of Colorado at inception of the Fund in May,1987 and maintaining this investment through the Fund's latest fisc al year end, December 31, 1998, as compared with a hypothetical similar size investment in the Lehman Brothers Quality Intermediate Municipal Bond Index (the "Index") of municipal securities and the Consumer Price Index (a cost of living index) over that same period. The total return of the investment in the Fund is shown after deduction of the maximum sales charge of 4% at the time of initial investment. It also reflects deduction of the Fund's annual operating expenses and reinvestment of monthly dividends and capital gains distributions without sales charge. On the other hand, the Index does not reflect any sales charge nor operating expenses but does reflect reinvestment of interest. The performance of the Fund's other classes, first offered on April 30, 1996, may be greater or less than the Class A shares performance indicated on this graph, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

            It should also be specifically noted that the Index is nationally oriented and consists of an unmanaged mix of approximately 28,000 investment-grade intermediate-term municipal securities of issuers throughout the United States. However, the Fund's investment portfolio consisted of a significantly lesser number of investment-grade tax-free municipal obligations, principally of Colorado issuers, over the same period.

            The maturities, market prices, and behavior of the individual securities in the Fund's investment portfolio can be affected by local and regional factors which might well result in variances from the market action of the securities in the Index. Furthermore, whatever the difference in performance of the Index versus the Fund might also be attributed to the lack of application of annual operating expenses and initial sales charge to the Index.

            Since its inception, the Fund has been managed to provide as stable a share value as possible consistent with producing a competitive income return to shareholders. It has not been managed for maximum total return, since one of the aims of management in structuring the portfolio of the Fund is to reduce fluctuations in the price of the Fund's shares resulting from changes in interest rates.

            As can be observed, however, the pattern of the Fund's results and that of the Index over the period since inception of the Fund track quite similarly, even though they are not entirely comparable in character.



[Graphic of a line chart with the following information:]

PERFORMANCE COMPARISON

              Lehman Brothers               Fund After Sales             Cost of
              Quality Intermediate          Charge and Expenses          Living Index
              Municipal Bond Index

 5/87         $10,000                       $ 9,600                      $10,000
12/87          10,210                         9,804                       10,230
12/88          10,866                        10,670                       10,681
12/89          11,917                        11,581                       11,176
12/90          12,812                        12,322                       11,874
12/91          14,239                        13,634                       12,228
12/92          15,280                        14,911                       12,591
12/93          16,793                        16,565                       12,935
12/94          16,334                        15,951                       13,271
12/95          18,587                        18,051                       13,616
12/96          19,380                        18,759                       14,076
12/97          20,799                        20,110                       14,315
12/98          22,047                        21,099                       14,545

[Table setup with the following information:]

FUND'S AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIOD ENDED                                                  LIFE OF FUND
DECEMBER 31, 1998          1 YEAR      5 YEARS        10 YEARS        SINCE 5/21/87

INCLUDING SALES
CHARGE AND EXPENSES        0.74%       4.07%          6.62%           6.64%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS


1998 REVIEW

            1998 has proven to be a very interesting year for tax-free bonds. In a year where the financial markets have seen remarkable volatility, there has been one asset class that has gone largely unnoticed - municipal bonds. Near record new issue volume, investor apathy and declining interest rates on Treasury securities have combined to make municipal bonds very attractive investments.

            We have seen an explosion of new issuance in the municipal bond market this year. This has been spurred on by the low interest rate environment. Cities, states, school districts and all other municipal entities have been able to borrow money at the lowest rates seen in two decades. Much like the refinancing boom in residential mortgages, muni issuers have also been able to repay older high interest debt with proceeds from new refunding issues at lower rates. The result of all this new supply of bonds has been to keep a lid on price increases of munis.

            Another factor in the listless price movement of munis is lack of investor interest. Over the past several years as interest rates have declined, investors have become more reluctant to reinvest the proceeds from matured or called bonds with coupons in the 6% to 8% range into bonds issued in today's market at interest rates ranging from 3 1/2% to 5%. This moderate demand for lower yield bonds has also contributed to the lack of price movement for municipal bonds.

            In addition to the supply and demand dynamics of the municipal market, the lack of volatility relative to the government bond market has also enhanced the value of tax-free bonds. Earlier this fall we saw the fixed income markets influenced by uncertainty in the international markets and conflicting domestic economic signals. This led to a dramatic flight to quality by investors which drove the yield on the 30-year Treasury bond to an all time low of 4.71%. During this period, the yields on municipal bonds declined only slightly. The ratio of long municipal yields to long Treasury yields climbed to over 98% from an historical average of about 80%. In other words, an investor was able to earn almost the same return on a tax-free investment as they were a taxable investment. Recently, yields on the 30-year have rebounded back to the 5.25% level and just as muni yields did not drop as rapidly as Treasury yields on the way down, they did not increase as rapidly during this rise in rates. The ratio of tax-free yields to Treasury yields is still an extremely attractive 95%. As an example, a married Colorado investor in the 36% tax bracket earning 4.5% on a double-exempt Colorado bond would have to earn about 7.5% on a fully taxable basis.

            The portfolio characteristics of Tax-Free Fund of Colorado remained consistent during the year. The weighted average maturity was 8.1 years, the average credit quality was AA+ and the 30-day average distribution yield on December 31, 1998 was 4.41%, as measured against the maximum public offering price.

1999 STRATEGY

            We plan to maintain our current investment strategy of high quality, intermediate-term maturities with above average coupons. These portfolio characteristics are designed to maintain a stable share price in the event of rising interest rates or widening quality spreads. Should interest rates remain stable or continue to decline, the higher interest rates and longer call protection on the bonds we hold in the portfolio will provide an excellent income stream for the next several years. If market conditions change, we are in a position to adjust the portfolio holdings to take advantage of higher yields from slightly longer maturities or lower rated bonds without incurring significant additional credit or interest rate risk.

[Logo of KPMG: "KPMG" in front of four rectangles]

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

          We have audited the accompanying statement of assets and liabilities of Tax-Free Fund of Colorado, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 1, 1999


TAX-FREE FUND OF COLORADO
STATEMENT OF INVESTMENTS
DECEMBER 31, 1998



                                                                              RATING
   FACE                                                                      MOODY'S/
  AMOUNT           GENERAL OBLIGATION BONDS (42.3%)                            S&P            VALUE

                   SCHOOL DISTRICTS (27.2%)
 $1,275,000        Adams County School District #14                          Aaa/AAA   $    1,428,000
                     5.750%, 12/01/08, FSA Insured
  1,255,000        Adams County School District #12                          Aaa/AAA        1,394,619
                     5.625%, 12/15/08, FGIC Insured
  2,500,000        Adams County School District #12                          Aaa/AAA        2,728,125
                     6.20%, 12/15/09, FGIC Insured
  1,650,000        Arapahoe County School District #6                         Aa2/AA        1,769,625
                     5.50%, 12/01/03
  1,415,000        Arapahoe County School District #5                         Aa2/AA        1,538,812
                     5.75%, 12/15/03
  1,750,000        Arapahoe County School District #6                         Aa2/AA        1,907,500
                     5.50%, 12/01/05
  1,475,000        Arapahoe County, Cherry Creek School
                     District #5                                              Aa2/AA        1,653,844
                     6.00%, 12/15/05
  2,000,000        Arapahoe County School District #5                         Aa2/AA        2,207,500
                     5.50%, 12/15/07
  1,000,000        Arapahoe County School District #5                         Aa2/AA        1,108,750
                     5.50%, 12/15/08, FGIC Insured
  1,325,000        Arapahoe County School District #5                         Aa2/AA        1,399,531
                     5.125%, 12/01/10, FSA Insured
  1,215,000        Boulder Valley Colorado                                   Aaa/AAA        1,338,019
                     5.50%, 12/01/08, FGIC Insured
  1,875,000        Boulder, Larimer & Weld County # RE-1J                    Aaa/AAA        2,067,188
                     5.50%, 12/15/08, FGIC Insured
  1,000,000        Denver City & County School District #1                    A1/AA-        1,105,000
                     5.60%, 06/01/08
  2,920,000        Douglas & Elbert Counties School District
                     #RE-1 Refunding                                         Aaa/AAA        3,215,650
                     5.50%, 12/15/07, FGIC Insured
  2,500,000        Douglas & Elbert Counties School District
                     # RE-1, Series 1992                                     Aaa/AAA        2,778,125
                     6.15%, 12/15/08, MBIA Insured
  2,320,000        Eagle County School District #RE50J,
                     Series 1999                                             Aaa/AAA        2,595,500
                     6.15%, 12/01/04, FGIC Insured

  1,040,000        El Paso County School District #20                        Aaa/AAA        1,153,100
                     6.00%, 12/15/04, AMBAC Insured
     75,000        El Paso County School District #20                        Aaa/AAA           76,032
                     8.00%, 12/01/06, MBIA Insured
  1,145,000        El Paso County School District #11                        Aa3/AA-        1,258,069
                     5.50%, 12/01/07
  1,330,000        El Paso County School District #11                        Aa3/AA-        1,557,762
                     6.25%, 12/01/08
  1,000,000        El Paso County School District #20                        Aaa/AAA        1,157,500
                     6.15%, 12/15/08, MBIA Insured
  1,835,000        Jefferson County School District # R-1                    Aaa/AAA        1,972,625
                     5.25%, 12/15/05, MBIA Insured
  3,000,000        Jefferson County School District # R-1                    Aaa/AAA        3,285,000
                     5.50%, 12/15/06, MBIA Insured
  1,000,000        Jefferson County School District # R-1                    Aaa/AAA        1,103,750
                     5.50%, 12/15/09, FGIC Insured
  1,500,000        Larimer County, Colorado School #R-1 Refunding             A2/NR         1,618,125
                     5.40%, 12/15/04
  2,000,000        Larimer County, Colorado School #R-1 Refunding             A1/AA-        2,185,000
                     5.90%, 12/15/05
  1,245,000        Larimer County, Colorado School #R-1 Refunding            Aaa/AAA        1,394,400
                     5.875%, 12/15/06, FGIC Insured
  2,000,000        Larimer County, Colorado School #R-1 Refunding            Aa3/AA-        2,135,000
                     5.25%, 12/15/11
  2,065,000        Mesa County School District #51                           Aaa/AAA        2,328,287
                     6.00%, 12/01/06, MBIA Insured
  1,045,000        Pitkin County Colorado School District #1 (ASPEN)         Aaa/AAA        1,129,906
                     5.85%, 11/15/03, AMBAC Insured
  1,790,000        Pitkin County, Aspen School District #1 Series 1989      Aaa/AAA         1,928,725
                     5.95%, 11/15/05, AMBAC Insured
  1,040,000        Pueblo County Colorado School District # 70               Aaa/AAA        1,128,400
                     5.50%, 12/01/09, AMBAC Insured
  1,000,000        Routt County School District # RE- 2                      Aaa/AAA        1,100,000
                     5.50%, 12/01/07, MBIA Insured

  1,050,000        Summit County School District, Series A                   Aaa/AAA        1,134,000
                     5.40%, 12/01/06, FGIC Insured
  1,000,000        Summit County School District, Series A                   Aaa/AAA        1,092,500
                     5.50%, 12/01/07, FGIC Insured
                                                                                           58,973,969

                   CITY & COUNTY (2.7%)
    500,000        Boulder County Open Space Acquisition                     Aa1/AA+          516,250
                     6.90%, 08/15/99, Pre-Refunded
  1,000,000        Denver Colorado City & County Unlimited Tax,              Aa2/AAA        1,063,750
                     7.00%, 08/01/00, Pre- Refunded
  2,000,000        Denver Colorado City & County Unlimited Tax,               Aa2/AA        2,150,000
                     5.25%, 08/01/06
  1,085,000        Snowmass Refunding                                        Aaa/AAA        1,158,237
                     6.95%,11/15/00,  FSA Insured, Pre-Refunded
  1,000,000        Westminster Colorado Water Series 1992 A                   A1/AA-        1,075,000
                     6.25%, 12/01/07
                                                                                            5,963,237


                   METROPOLITAN DISTRICT (10.1%)
  2,500,000        Boulder Colorado Central Area Improvement                 Aaa/AAA        2,565,225
                     6.30%, 08/15/07, FGIC Insured
  1,060,000        Castle Pines Metropolitan District                        Aaa/AAA        1,166,000
                     5.50%, 12/01/07, FSA Insured
  2,000,000        Castle Pines Metropolitan District                        Aaa/AAA        2,075,000
                     5.00%, 12/01/11, FSA Insured
  1,080,000        Greenwood South Metropolitan District                     Aaa/AAA        1,183,950
                     5.60%, 12/01/05, MBIA Insured
  1,000,000        Highlands Ranch Metropolitan District #4                  Aaa/AA+        1,108,750
                     5.80%, 12/01/05, LOC Swiss Bank, Pre-Refunded
  1,530,000        Highlands Ranch Metropolitan District #1,
                     Refunding                                               Aaa/AAA        1,644,750
                            6.25%, 09/01/06, MBIA Insured

  1,000,000        Highlands Ranch Metropolitan District #4                  Aaa/AAA        1,122,500
                     5.75%, 09/01/08, AMBAC Insured
  1,730,000        Highlands Ranch Metropolitan District #4                  Aaa/AAA        1,941,925
                     5.75%, 09/01/09, AMBAC Insured
  2,165,000        Interstate South Metropolitan Distric                      NR/A+         2,357,144
                     5.75%, 12/01/09, LOC FBS
  1,500,000        Meridian Metropolitan District                             A3/NR         1,536,075
                     7.00%, 12/01/99
  1,245,000        North Jefferson County, Park & Recreation                  Aaa/NR        1,350,825
                     5.25%, 12/01/08, AMBAC Insured
  1,365,000        South Suburban Park & Recreational District               Aaa/AAA        1,445,194
                     5.125%, 12/15/09, FGIC Insured
  1,260,000        Westglenn Metropolitan District Colorado
                     Jefferson County Refunding,                              NR/A+         1,340,325
                     5.65%, 12/01/04, LOC FBS
  1,000,000        Westglenn Metropolitan District Colorado,                  NR/A+         1,088,750
                     6.25%, 12/01/08, LOC FBS
                                                                                           21,926,413

                   WATER & SEWER (1.8%)
  1,550,000        Denver Colorado City & County Water                        Aa2/AA        1,703,062
                     5.50%, 10/01/07
  2,000,000        Thornton, CO, Refunding-Spur A                            Aaa/AAA        2,202,500
                     5.60%, 12/01/06, FSA Insured
                                                                                            3,905,562

                   HOSPITAL (0.5%)
  1,000,000        Poudre Valley Hospital District, Refunding                 Aa/AA-        1,048,750
                     5.375%, 11/15/07
                                                                                            1,048,750

                   Total General Obligation Bonds                                          91,817,931



                   REVENUE BONDS (57.0%)
                   HIGHER EDUCATION (10.4%)
  1,000,000        Aurora Educational Development Community
                     College Series 1990                                     Aaa/AAA        1,045,000
                     7.10%, 04/01/00, MBIA Insured, Pre-Refunded
  1,000,000        Aurora Educational Development Revenue Bonds              Aaa/AAA        1,046,250
                     7.25%, 04/01/00  MBIA Insured, Pre-Refunded
  1,580,000        City of Aurora Colorado Educational Development
                     Refunding Bonds Series 1994                              NR/BBB        1,690,600
                     6.00%, 10/15/07
  1,000,000        Colorado Post Secondary Educational Facilities
                     Authority Refunding Revenue Bonds,                       NR/AAA        1,058,750
                     6.35%, 06/01/00, AMBAC Insured,
                     Pre-Refunded
  1,235,000        Colorado Post Secondary Educational Facility,
                     Regis University Project                                 A2/AAA        1,338,431
                     6.30%, 03/01/02, AMBAC Insured,
                     Pre-Refunded
  1,170,000        Colorado Post Secondary Educational Facility,             Aaa/AAA        1,276,762
                     5.50%, 03/01/08, MBIA Insured
  1,000,000        Colorado Post Secondary Educational Facilities
                     Authority Refunding Revenue Bonds Series 93,             A2/AAA        1,061,250
                     5.95%, 03/01/09, AMBAC Insured
  1,000,000        Colorado State Board of Agriculture Revenue
                     Refunding, Colorado State University Student
                     Sports,                                                 Aaa/AAA        1,057,500
                     5.40%, 04/01/06, MBIA Insured
  1,000,000        Colorado State Board of Agriculture Revenue,
                     Fort Lewis College                                      Aaa/AAA        1,085,000
                     6.50%, 10/01/06, FGIC Insured
  1,000,000        Colorado State Board of Agriculture Revenue,
                     University of Southern Colorado Auxiliary
                     Facility                                                Aaa/AAA        1,072,500
                     6.25%, 08/01/07, AMBAC Insured

  1,000,000        Colorado State Board of Agriculture Revenue
                     Refunding, Colorado State University Student
                     Sports,                                                 Aaa/AAA        1,052,500
                     5.45%, 04/01/08, MBIA Insured
  1,500,000        Colorado Student Obligation Board Authority
                     Student Loan Revenue                                      A/NR         1,552,500
                     6.00%, 09/01/01
  1,860,000        Colorado State Colleges Western State,                    Aaa/AAA        1,971,600
                     5.50%, 05/15/09, MBIA Insured
    500,000        University of Colorado Regents Research
                     Building Revolving Fund Revenue                          A2/A+           510,885
                     6.85%, 06/01/03
  1,000,000        University of Colorado Research Building
                     Revenue                                                 Aaa/AAA        1,068,750
                     6.00%, 06/01/06, MBIA Insured
  1,000,000        University of Colorado Revenue                            Aaa/AAA        1,075,000
                     6.20%, 06/01/07, MBIA Insured
  1,500,000        State of Colorado University of Northern
                     Colorado Auxiliary Facilities                           Aaa/AAA        1,642,500
                     5.75%, 06/01/04, MBIA Insured
  1,745,000        State of Colorado University of Northern
                     Colorado Auxiliary Facilities                           Aaa/AAA        1,941,312
                     5.75%, 06/01/08, MBIA Insured
                                                                                           22,547,090

                   ELECTRIC (7.3%)
  8,000,000        Adams County Colorado Pollution Control Revenue
                     Public Service                                          Aaa/AAA        8,480,000
                     5.625%, 04/01/08, MBIA Insured
  1,210,000        Moffat County Colorado Pollution Control Revenue          Aaa/AAA        1,297,725
                     5.50%, 11/01/03, AMBAC Insured
  2,125,000        Moffat County Colorado Pollution Control Revenue          Aaa/AAA        2,334,844
                     5.625%, 11/01/06, AMBAC Insured
  1,375,000        Platte River Power Authority                              Aaa/AAA        1,498,750
                     5.75%, 06/01/04, MBIA Insured

  2,000,000        Platte River Power Authority                              Aaa/AAA        2,255,000
                     6.00%, 06/01/07, MBIA Insured
                                                                                           15,866,319

                   SALES TAX (8.0%)
  1,000,000        Arvada Colorado Sales & Use Tax Revenue                   Aaa/AAA        1,072,500
                     6.10%, 12/01/07, FGIC Insured
  2,000,000        Boulder County Colorado Open Space & Use Tax
                     Revenue Bonds                                           Aaa/AAA        2,197,500
                   Series 1994 FGIC Insured, 5.75%, 12/15/04
  2,500,000        Boulder County, Colorado Capital Improvements              NR/AA-        2,712,500
                     5.25%, 12/15/09
  1,000,000        Denver Metro Major League Baseball Stadium
                     Excise Tax Revenue                                      Aaa/AAA        1,078,750
                     6.35%, 10/01/01, FGIC Insured, Pre-Refunded
  2,000,000        Denver Metro Major League Baseball Stadium
                     Excise Tax Revenue                                      Aaa/AAA        2,162,500
                     6.45%, 10/01/01, FGIC Insured, Pre-Refunded
  2,045,000        Fort Collins Sales & Use Tax Revenue                      Aaa/AAA        2,162,587
                     5.375%, 12/01/06, FGIC Insured
  1,000,000        Fort Collins Downtown Development Authority Tax
                     Increment Revenue                                       Aaa/AAA        1,053,750
                     6.50%, 06/01/07, MBIA Insured
  1,000,000        Jefferson County Districtwide Sales Tax                   Aaa/AAA        1,080,000
                     6.10%, 12/01/04, MBIA Insured
  1,040,000        Lakewood Colorado Sales & Use Tax Revenue,                 NR/AA         1,123,200
                     5.25%, 12/01/09
    290,000        Thornton, Colorado Sales and Use Tax Revenue,             Aaa/AAA          296,960
                     6.80%, 09/01/99, FGIC Insured, Pre-Refunded
  1,000,000        Westminster Sales & Use Tax 1991                          Aaa/AAA        1,063,750
                     6.70%, 12/01/01, FGIC Insured
  1,175,000        Westminster Colorado Sales Tax Revenue                    Aaa/AAA        1,289,562
                     5.50%, 12/01/07, FGIC Insured

                                                                                     17,293,559

                   WATER & SEWER (9.2%)
  1,750,000        Centennial Water & Sewer District                         Aaa/AAA        1,931,562
                     5.80%, 12/01/07, FSA Insured
    500,000        Colorado Water Resource & Power Development
                     Authority,                                              Aaa/AAA          530,625
                     7.00%, 11/01/00, FGIC Insured
    710,000        Colorado Water Resource & Power Development
                     Authority, Series A                                      Aa1/AA          775,675
                     7.00%, 09/01/01, Pre-Refunded
  1,000,000        Colorado Water Resource & Power Development
                     Authority                                               Aaa/AAA        1,083,750
                     6.80%, 11/01/01, FGIC Insured, Pre-Refunded
  1,000,000        Colorado Water Resource & Power Development
                     Authority                                               Aaa/AAA        1,097,500
                     6.50%, 11/01/05, FGIC Insured
  1,000,000        Colorado Water Resource & Power Development
                     Authority                                                Aa1/AA        1,086,250
                     6.00%, 09/01/06
  1,000,000        Colorado Water Resource & Power Development
                     Authority,                                               Aa1/AA        1,081,250
                     Clean Water Revenue, 5.35%, 09/01/06
  1,000,000        Colorado Water Resource & Power Development
                     Authority,                                              Aaa/AAA        1,091,250
                     Clean Water Revenue, 5.50%, 09/01/09
  1,965,000        Fort Collins Colorado Wastewater Sewer Revenue            Aaa/AAA        2,090,269
                     5.375%, 12/01/08, FGIC Insured
  1,530,000        Left Hand Water District, Series 1996                     Aaa/AAA        1,677,263
                     5.75%, 11/15/08, MBIA Insured
  1,055,000        Metro Wastewater Reclamation District, Gross
                     Revenue Series                                           Aa2/AA        1,118,300
                     5.80%, 04/01/02, Pre-Refunded
  1,270,000        Metro Wastewater Reclamation District, Gross
                     Revenue Series                                           Aa2/AA        1,354,137
                     5.25%, 04/01/09

  1,010,000        Northglenn Colorado Water & Sewer                         Aaa/AAA        1,122,363
                     5.75%, 12/01/06, FSA Insured
  1,000,000        Pagosa Water & Sanitation Colorado Water & Sewer          Aaa/AAA        1,070,000
                     5.25%, 12/01/08, AMBAC Insured
  1,715,000        Town of Erie                                              Aaa/AAA        1,772,881
                     5.125%, 12/01/10, ACA Insured
  1,000,000        Westminster Colorado Water & Wastewater
                     Utility Enterprise-Water And Wastewater
                     Revenue Series 1994                                     Aaa/AAA        1,095,000
                     5.70%, 12/01/04, AMBAC Insured
                                                                                           19,978,075

                   HOSPITAL (8.5%)
    780,000        Colorado Health Facility Community Provider
                     Pooled Loan Program                                     Aaa/AAA          785,998
                     7.40%, 07/15/99, MBIA Insured
  2,030,000        Colorado Health Facility Authority Hospital
                     Revenue North Colorado                                  Aaa/AAA        2,189,863
                     Medical Center 5.60%, 05/15/05, MBIA Insured
  1,000,000        Colorado Health Facility Authority Hospital
                     Revenue Medical Center                                  Aaa/AAA        1,092,500
                     5.50%, 12/01/08, MBIA Insured
  1,000,000        Colorado Health Facility Authority Hospital
                     Revenue Medical Center                                   Aa2/AA        1,078,750
                     5.375%, 12/01/09, MBIA Insured
  1,500,000        Colorado Health Facility Authority Hospital
                     Revenue Medical Center                                  Aaa/AAA        1,588,125
                     5.25%, 12/01/10, MBIA Insured
  2,300,000        Colorado Health Facility Authority Hospital
                     Revenue Medical Center                                  Aaa/AAA        2,300,000
                     3.90%, 12/01/25, MBIA Insured
  2,255,000        Colorado Health Facility Community Provider
                     Pooled Loan Revenue                                     Aaa/AAA        2,469,225
                     7.20%, 07/15/05, FSA Insured
  1,410,000        Colorado Health Facility Authority Hospital
                     Revenue Boulder Community Hospital                      Aaa/AAA        1,536,900
                     5.65%, 10/01/06, MBIA Insured

  1,000,000        Colorado Health Facility Authority Sisters
                     of Charity Health Care                                  Aaa/AAA        1,153,750
                     6.25%, 05/15/09, AMBAC Insured
  1,460,000        Colorado Springs Hospital Revenue                         Aaa/AAA        1,589,575
                     5.50%, 12/15/06, MBIA Insured
  1,000,000        Pueblo County Colorado Hospital Facilities,
                     Series A                                                Aaa/AAA        1,078,750
                     6.80%, 09/01/05, MBIA Insured
  1,475,000        University  Colorado Hospital Authority
                     Hospital Revenue                                         Aaa/NR        1,611,438
                     5.50%, 11/15/07, AMBAC Insured
                                                                                           18,474,874

                   HOUSING (7.4%)
  1,600,000        Adams County Colorado Multi-family Housing
                     Revenue, Brittany Station Series A, FNMA                 NR/AAA        1,700,000
                     5.40%, 09/01/05
    885,000        City of Arvada Colorado Multi-family Housing
                     Revenue, Springwood                                      NR/AAA          931,463
                     5.60%, 08/20/08, GNMA Insured
    160,000        Colorado Housing Finance Authority 1991,
                     Series A-3                                               NR/AA+          165,200
                     6.10%, 11/01/00
    160,000        Colorado Housing Finance Authority 1991,
                     Series A-1                                               NR/AA+          167,400
                     6.20%, 11/01/01
    390,000        Colorado Housing Finance Authority 1991,
                     Series A                                                  A1/A           402,675
                     6.90%, 05/01/01
  1,200,000        Colorado Housing Finance Authority, SFM
                     Series A-2                                               NR/AA+        1,276,500
                     6.65%, 11/01/06
    665,000        Colorado Housing Finance Authority, SFM
                     Series 1994C                                             Aa2/NR          706,563
                     6.00%, 12/01/04

  1,565,000        Colorado Housing Finance Authority, SFM
                     Series D-2                                               Aa2/NR        1,658,900
                     5.625%, 06/01/10
    795,000        Colorado Housing Finance Authority, SFM
                     Series A-2                                               Aa2/NR          851,644
                     5.75%, 11/01/10
  1,530,000        Colorado Housing Finance Authority, SFM
                     Series 1994C                                             Aa2/NR        1,640,925
                     6.25%, 12/01/12
  2,000,000        Colorado Housing Finance Authority                         Aa2/NR        2,197,500
                     6.50%, 05/01/16
  1,000,000        Colorado Housing Finance Authority                         Aa2/NR        1,092,500
                     6.125%, 11/01/23
    245,000        Commerce City Single Family Revenue Series A               Aa1/NR          258,169
                     6.875%, 03/01/12
  1,000,000        Littleton Assisted Living Building Authority, Amity
                     Plaza Project Multi-family Housing Revenue
                     Bond Series 1994,                                        NR/A+         1,070,000
                     6.10%, 03/01/06
  1,500,000        Snowmass Village Multi-family Revenue Refunding           Aaa/AAA        1,605,000
                     6.30%, 12/15/08, FSA Insured
    280,000        Southwestern Colorado Single Family Revenue
                     Partnership, Refunding                                   Aa2/NR          294,000
                     7.10%, 09/01/04
    150,000        Summit County Single Family Revenue Refunding
                     Series A                                                 Aaa/NR          156,375
                     7.25%, 12/01/04
                                                                                           16,174,814

                   INDUSTRIAL DEVELOPMENT REVENUE (1.1%)
  1,860,000        Denver City & County, Industrial Development
                     Revenue, Rollie R. Kelley Project                        NR/A+         1,879,139
                     7.00%, 06/01/06, LOC  FBS
    555,000        Denver City & County Industrial Development
                     Revenue                                                  NR/A+           559,590
                     6.40%, 06/01/99
                                                                                                   2,438,729

                   TRANSPORTATION (2.0%)
  1,000,000        Arapahoe County Colorado E-470 Vehicle
                     Registration Revenue Bonds                              Aaa/AAA        1,091,250
                     5.45%, 08/31/07, MBIA Insured
  2,000,000        Regional Transportation District Sales Tax Revenue        Aaa/AAA        2,180,000
                     5.50%,11/01/05, FGIC Insured
  1,000,000        Regional Transportation District Sales Tax Revenue        Aaa/AAA        1,086,250
                     6.15%,11/01/05, FGIC Insured
                                                                                            4,357,500

                   LEASE (0.3%)
    640,000        Denver City & County School District                      Aaa/AAA          656,653
                     6.85%, 12/15/99, FGIC Insured
                                                                                              656,653

                   MISCELLANEOUS REVENUE (2.8%)
  1,000,000        Boulder County, CO, N.C.A.R.                                NR/A         1,078,750
                     6.50%, 12/01/02
  2,275,000        Denver Colorado City & County Helen  Bonfils
                     Project                                                  NR/AA-        2,505,344
                     5.875%, 12/01/09
  1,000,000        South Suburban Park & Recreational District                Baa/NR        1,100,000
                     6.00%, 11/01/07
  1,230,000        Thornton, Colorado Development Authority                  Aaa/AAA        1,363,763
                     5.75%, 12/01/06, MBIA Insured
                                                                                            6,047,857

                     Total Revenue Bonds                                                  123,835,470

                     Total Investments (cost $204,818,428*)     99.3%                     215,653,401
                     Other assets in excess of liabilities        .7                        1,493,695
                     Net Assets                                100.0%                    $217,147,096

                    * Cost for Federal tax purposes is identical.


  See accompanying notes to financial statements.


TAX-FREE FUND OF COLORADO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
ASSETS
    Investments at value (cost $204,818,428)                                                $215,653,401
    Cash                                                                                         132,039
    Interest receivable                                                                        1,791,483
    Receivable for Fund shares sold                                                              153,201
    Receivable for investment securities sold                                                     40,194
    Other assets                                                                                   7,267
    Total assets                                                                             217,777,585

LIABILITIES
    Dividends payable                                                                            266,277
    Payable for Fund shares redeemed                                                             222,897
    Management fee payable                                                                        92,128
    Accrued expenses                                                                              19,813
    Distribution fees payable                                                                     29,374
    Total liabilities                                                                            630,489

NET ASSETS                                                                                  $217,147,096

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value
      $.01 per share                                                                        $    204,266
    Additional paid-in capital                                                               204,354,854
    Net unrealized appreciation on investments                                                10,834,973
    Accumulated net realized gain on investments                                               1,753,003
                                                                                            $217,147,096

CLASS A
    Net Assets                                                                              $208,771,227
    Capital shares outstanding                                                                19,639,683
    Net asset value and redemption price per share                                          $      10.63
    Offering price per share (100/96 of $10.63 adjusted to nearest cent)                    $      11.07

CLASS C
    Net Assets                                                                              $  1,328,416
    Capital shares outstanding                                                                   125,196
    Net asset value and offering price per share                                            $      10.61
    Redemption price per share (*generally, a charge of 1% is imposed on the proceeds of shares redeemed during the first 12 months
      after purchase)                                                                       $      10.61*

CLASS Y
    Net Assets                                                                              $  7,047,453
    Capital shares outstanding                                                                   661,698
    Net asset value, offering and redemption price per share                                $      10.65


See accompanying notes to financial statements.


TAX-FREE FUND OF COLORADO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
INVESTMENT INCOME:
    Interest income                                                                          $11,332,773

Expenses:
    Management fee (note 3)                                              $  1,087,501
    Transfer and shareholder servicing agent fees                             141,718
    Distribution and service fees (note 3)                                    116,922
    Trustees' fees and expenses (note 8)                                       73,819
    Shareholders' reports and proxy statements                                 54,330
    Legal fees                                                                 49,707
    Custodian fees                                                             32,227
    Audit and accounting fees                                                  27,750
    Registration fees and dues                                                 13,926
    Insurance                                                                   3,532
    Miscellaneous                                                              27,329
                                                                            1,628,761

    Expenses paid indirectly (note 7)                                         (40,851)
      Net expenses                                                                             1,587,910
      Net investment income                                                                    9,744,863

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain from securities transactions                          1,753,003
    Change in unrealized appreciation on investments                       (1,140,899)

    Net realized and unrealized gain on investments                                              612,104
    Net increase in net assets resulting from operations                                     $10,356,967


See accompanying notes to financial statements.


TAX-FREE FUND OF COLORADO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 1998          1997

OPERATIONS:
    Net investment income                                                $  9,744,863       $ 10,526,816
    Net realized gain from securities transactions                          1,753,003          1,694,628
    Change in unrealized appreciation on investments                       (1,140,899)         3,107,464
      Change in net assets from operations                                 10,356,967         15,328,908

DISTRIBUTIONS TO SHAREHOLDERS (note 6):
    Class A Shares:
    Net investment income                                                  (9,122,237)       (10,364,025)
    Distributions in excess of net investment income                                -           (335,411)
    Net realized gain on investments                                         (771,886)                 -

    Class C Shares:
    Net investment income                                                     (41,352)           (38,032)
    Distributions in excess of net investment income                                -             (1,231)
    Net realized gain on investments                                           (3,498)                 -

    Class Y Shares:
    Net investment income                                                    (280,993)          (124,757)
    Distributions in excess of net investment income                                -             (4,037)
    Net realized gain on investments                                          (23,772)                 -
      Change in net assets from distributions                             (10,243,738)       (10,867,493)

CAPITAL SHARE TRANSACTIONS (note 9):
    Proceeds from shares sold                                              21,817,536         25,290,827
    Reinvested dividends and distributions                                  6,045,620          6,533,875
    Cost of shares redeemed                                               (33,853,380)       (28,569,850)
      Change in net assets from capital share transactions                 (5,990,224)         3,254,852
      Change in net assets                                                 (5,876,995)         7,716,267

NET ASSETS:
    Beginning of period                                                   223,024,091        215,307,824
    End of period                                                        $217,147,096       $223,024,091


See accompanying notes to financial statements.


TAX-FREE FUND OF COLORADO
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

          Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and, as was the case since inception, are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April
30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 1998 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:
Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

          Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets. This fee will be reduced to 0.40% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

          KPM Investment Management, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Fund's net assets.
This fee will be reduced to 0.16% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

          For the year ended December 31, 1998, the Fund incurred fees for advisory and administrative services of $1,087,501.

          Specific details as to the effect of the Fund's payments under its Distribution Plan, as described below, on the above management fees and as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

          The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.05% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which will permit the Fund to make service fee payments at the rate of 0.15 of 1% on the entire net assets represented by Class A Shares. However, there will be a simultaneous reduction in the fee payable to the Manager from an annual rate of 0.50 of 1% to 0.40% on all net assets so that the combined payments of these fees will remain at the current level of 0.55 of 1% of the average annual net assets represented by the Class A Shares. However, management of the Fund has determined that implementation of the changes should be indefinitely postponed. For the year ended December 31, 1998, service fees on Class A Shares amounted to $104,938, of which the Distributor received $4,466.

          Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1998, amounted to $8,988. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 1998, amounted to $2,996. The total of these payments with respect to Class C Shares amounted to $11,984, of which the Distributor received $6,345.

          Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

          Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Colorado, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 1998, the Distributor received sales commissions of $73,271 on sales of Class A Shares.

4. PURCHASES AND SALES OF SECURITIES

          During the year ended December 31, 1998, purchases of securities and proceeds from the sales of securities aggregated
$32,725,763 and $37,810,673, respectively.

          At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $10,861,168 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $26,195 for a net unrealized appreciation of $10,834,973.

5. PORTFOLIO ORIENTATION

          Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

6. DISTRIBUTIONS

          The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

      The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates.

7. EXPENSES

          The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. TRUSTEES' FEES AND EXPENSES

            During the fiscal year there were seven Trustees. Trustees' fees paid during the year were at the annual rate of $5,000 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. A meeting of the independent trustees is often held prior to each quarterly Board Meeting for which each attendee is paid a fee of $250. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 1998 such reimbursements averaged approximately $4,800 per Trustee. One of the Trustees, who is affiliated with the Manager, is not paid any Trustee fees.

9. CAPITAL SHARE TRANSACTIONS

          Transactions in Capital Shares of the Fund were as follows:

                                                   YEAR ENDED                          YEAR ENDED
                                                DECEMBER 31, 1998                   DECEMBER 31, 1997

                                            SHARES            AMOUNT            SHARES            AMOUNT
CLASS A SHARES:
    Proceeds from shares sold            1,425,794       $15,152,177         1,718,765       $17,904,456
    Reinvested distributions               566,091         6,002,679           621,035         6,486,344
    Cost of shares redeemed             (2,717,744)      (28,777,984)       (2,568,761)      (26,830,982)
      Net change                          (725,859)       (7,623,128)         (228,961)       (2,440,182)

CLASS C SHARES:
    Proceeds from shares sold               37,561           396,665            11,536           120,381
    Reinvested distributions                 3,233            34,224             3,049            31,824
    Cost of shares redeemed                (13,267)         (139,797)           (4,876)          (51,711)
      Net change                            27,527           291,092             9,709           100,494

CLASS Y SHARES:
    Proceeds from shares sold              591,639         6,268,694           691,207         7,265,990
    Reinvested distributions                   822             8,717             1,497            15,707
    Cost of shares redeemed               (463,517)       (4,935,599)         (159,960)       (1,687,157)
      Net change                           128,944         1,341,812           532,744         5,594,540

Total transactions in Fund
    shares                                (569,388)      $(5,990,224)          313,492       $ 3,254,852


TAX-FREE FUND OF COLORADO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                        CLASS A(1)

                                                                                 YEAR ENDED DECEMBER 31,
                                                                1998         1997          1996         1995         1994


Net Asset Value, Beginning of Period                          $10.62       $10.41        $10.56        $9.82       $10.77

Income from Investment Operations:
    Net investment income                                       0.47         0.50          0.52         0.54         0.55
    Net gain (loss) on securities (both realized and
      unrealized)                                               0.04         0.23         (0.13)        0.74        (0.95)

    Total from Investment Operations                            0.51         0.73          0.39         1.28        (0.40)

Less Distributions (note 6):
    Dividends from net investment income                       (0.46)       (0.52)        (0.54)       (0.54)       (0.55)
    Distributions from capital gains                           (0.04)           -             -            -            -

    Total Distributions                                        (0.50)       (0.52)        (0.54)       (0.54)       (0.55)

Net Asset Value, End of Period                                $10.63       $10.62        $10.41       $10.56        $9.82

Total Return (not reflecting sales charge)(%)                   4.92         7.21          3.78        13.28        (3.80)

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)                  208,771      216,321       214,392      219,306      199,075
    Ratio of Expenses to Average Net Assets (%)                 0.75         0.75          0.70         0.64         0.61
    Ratio of Net Investment Income to Average Net
      Assets (%)                                                4.47         4.78          5.02         5.20         5.32
    Portfolio Turnover Rate (%)                                15.20        22.66         10.96        14.20        15.53


The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee in years ended December
31, 1996, 1995 and 1994 were:

    Ratio of Expenses to Average Net Assets (%)                    -            -          0.74         0.76         0.72
    Ratio of Net Investment Income (Loss) to Average
      Net Assets (%)                                               -            -          4.98         5.08         5.21


The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)                 0.73         0.72          0.69         0.63         0.57


(1) Designated as Class A Shares on April 30, 1996.

Note:  On October 1, 1992, Kirkpatrick, Pettis, Smith, Polian Inc. became the
       Fund's Investment Adviser and on July 1, 1994, KPM Investment
       Management, Inc., a wholly-owned subsidiary of Kirkpatrick, Pettis, Smith, Polian Inc., became the Fund's Investment Adviser. Pursuant to new management arrangements which were effective on June 29, 1998, KPM
       Investment Management, Inc. was appointed as the Fund's Investment
       Sub-Adviser.


See accompanying notes to financial statements.



FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           CLASS C(1)                                CLASS Y(1)

                                                                          PERIOD(2)                                 PERIOD(2)
                                                                              ENDED                                     ENDED
                                              YEAR ENDED DECEMBER 31,       DEC. 31     YEAR ENDED DECEMBER 31,      DEC. 31,
                                                   1998          1997          1996          1998          1997          1996


Net Asset Value, Beginning of Period             $10.60        $10.41        $10.31        $10.64        $10.41        $10.31

Income from Investment Operations:
    Net investment income                          0.37          0.40          0.28          0.48          0.52          0.38
    Net gain (loss) on securities (both
      realized and unrealized)                     0.04          0.21          0.12          0.04          0.25          0.12

    Total from Investment Operations               0.41          0.61          0.40          0.52          0.77          0.50

Less Distributions (note 6):
    Dividends from net investment income          (0.36)        (0.42)        (0.30)        (0.47)        (0.54)        (0.40)
    Distributions from capital gains              (0.04)            -             -         (0.04)            -             -

    Total Distributions                           (0.40)        (0.42)        (0.30)        (0.51)        (0.54)        (0.40)

Net Asset Value, End of Period                   $10.61        $10.60        $10.41        $10.65        $10.64        $10.41

Total Return (not reflecting sales charge) (%)     3.92          5.99          3.78+         4.97          7.65          4.87+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)       1,328         1,036           915         7,047         5,668           0.1
    Ratio of Expenses to Average Net
      Assets (%)                                   1.69          1.69          1.65*         0.69          0.70          0.65*
    Ratio of Net Investment Income to
      Average Net Assets (%)                       3.50          3.81          4.07*         4.50          4.76          5.07*
    Portfolio Turnover Rate (%)                   15.20         22.66         10.96         15.20         22.66         10.96


The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee in the period ended
December 31, 1996 were:

    Ratio of Expenses to Average Net
      Assets (%)                                      -             -          1.69*            -             -          0.69*
    Ratio of Net Investment Income (Loss)
      to Average Net Assets (%)                       -             -          4.03*            -             -          5.03*


The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net
      Assets (%)                                   1.68          1.66          1.64*         0.68          0.67          0.64*


(1) New Class of Shares established on April 30, 1996.

(2) From April 30, 1996 to December 31, 1996.

 +  Not annualized.

 *  Annualized.


See accompanying notes to financial statements.


FEDERAL TAX STATUS OF 1998 DISTRIBUTIONS (UNAUDITED)

            For the fiscal year ended December 31, 1998, of the total amount of dividends paid by Tax-Free Fund of Colorado, 92.20% was "exempt-interest dividends" and the balance was net realized long-term gains. $799,156 of the amount distributed by the Fund during fiscal 1998 is designated as a dividend from 20% net long-term capital gains.

            Prior to January 31, 1999, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1998 CALENDAR YEAR.


PREPARING FOR YEAR 2000 (UNAUDITED)

            The Trustees and officers of the Fund have been monitoring issues involving preparedness for the turn of the century for some time in an effort to minimize or eliminate any potential impact upon the Fund and its shareholders. Our officers have focussed significant time and effort in order that the various computerized functions that could affect the Fund are ready by the beginning of the year 2000.

            The Fund is highly reliant on certain mission-critical suppliers' services. Each supplier of these services has provided the Fund's officers with assurances that it is actively addressing potential problems relating to the year 2000. The officers, in turn, are monitoring and will continue to monitor the progress of its suppliers.

            As you can well understand, we cannot directly control our supplier operations. We assure you, however, that we recognize a responsibility to inform our shareholders if in the future we become aware of any developments which would lead us to believe that the Fund will be significantly affected by year 2000 problems.


            We will continue to keep you up-to-date through future communications.
